UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2008

                              OHIO VALLEY BANC CORP
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                                     ------
                 (State or other jurisdiction of incorporation)

                   0-20914                       31-1359191
                  ---------                     ------------
          (Commission File Number)  (IRS Employer Identification No.)

                    420 Third Avenue, Gallipolis, Ohio 45631
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications  pursuant  to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



                            Exhibit Index at Page 4.

Item 2.02 - Results of Operations and Financial Condition
---------------------------------------------------------

On January 14, 2008, Ohio Valley Banc Corp. (the "Company"), issued a press release announcing financial results for its fourth quarter and year-to-date periods ending December 31, 2007. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d) Exhibits - The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.    Description
-----------    -----------
99.1           Press release issued by  Ohio Valley  Banc Corp. on  January  14,
               2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                 OHIO VALLEY BANC CORP.


Date: January 14, 2008                      By:  /s/ Jeffrey E. Smith
                                                 -------------------------------
                                                 Jeffrey E. Smith, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                      Description
--------------                      -----------
    99.1                            Press  release  issued by  Ohio  Valley Banc
                                    Corp. on January 14, 2008.